SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):
April 20, 2005

ALLIANCE DATA SYSTEMS CORPORATION

(Exact Name of Registrant as Specified in Charter)

DELAWARE	001-15749	31-1429215
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

17655 WATERVIEW PARKWAY
DALLAS, TEXAS 75252
(Address and Zip Code of Principal Executive Offices)

(972) 348-5100
(Registrant’s Telephone Number, including Area Code)

NOT APPLICABLE
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

ITEM 2.02. Results of Operations and Financial Condition

     On April 20, 2005 Alliance Data Systems Corporation issued a press release regarding its results of operations for the quarter ended March 31, 2005. A copy of this press release is furnished as Exhibit 99.1.

ITEM 7.01. Regulation FD Disclosure

     On April 20, 2005 Alliance Data Systems Corporation issued a press release regarding its results of operations for the quarter ended March 31, 2005. A copy of this press release is furnished as Exhibit 99.1.

ITEM 9.01. Financial Statements and Exhibits

(c) Exhibits

EXHIBIT
NUMBER	DESCRIPTION
99.1	Press Release dated April 20, 2005 announcing the results of operations for the quarter ended March 31, 2005.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Alliance Data Systems Corporation
Date: April 20, 2005	By:	/s/ Edward J. Heffernan
Edward J. Heffernan
Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

EXHIBIT
NUMBER	DESCRIPTION
99.1	Press Release dated April 20, 2005 announcing the results of operations for the quarter ended March 31, 2005.

4